SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2007

 ITEX Corporation
(Exact Name of Registrant as Specified in its Charter)

Nevada	0-18275	93-0922994
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

3326 - 160th Ave SE, Suite 100, Bellevue, WA	98008
(Address of principal executive offices)	(Zip code)

Registrant’s telephone, including area code (425) 463-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition of Assets

On August 1, 2007, ITEX Corporation, a Nevada corporation (“ITEX”), acquired from The Intagio Group, Inc., a Delaware corporation (“Intagio”), certain assets and rights of Intagio used in connection with Intagio’s commercial barter exchange business (the “Purchased Assets”). The acquisition was consummated pursuant to the terms of an Asset Purchase Agreement (the “Asset Purchase Agreement”), dated July 25, 2007, by and between ITEX and Intagio. The Purchased Assets include:

•	The contracts (the “Assigned Contracts”) between Intagio and certain specified clients, including the client relationships arising from such Assigned Contracts;

•	Historical transactional data from the Assigned Contracts and associated accounts;

•	Accounts receivable as of the Closing that arose from the Assigned Contracts and associated accounts.

The purchase price for the Purchased Assets, determined based on arms-length negotiations between the parties, was (i) cash in the amount of $2,000,000, (ii) a secured promissory note in the aggregate principal amount of $1,136,961.24, and (iii) if and to the extent ITEX achieves certain revenue targets during the four fiscal quarters beginning August 1, 2008, additional cash payments totaling up to $150,000.  ITEX also assumed certain liabilities not to exceed $30,000. The earnout payments, if any, and promissory note may be subject to reduction to satisfy certain claims for indemnification that may be made by ITEX.

The Asset Purchase Agreement provides that ITEX may offer employment to nine former salaried employees of Intagio. ITEX intends to integrate the client businesses subject to the Assigned Contracts into the ITEX Membership Trading Community.

There were no known prior material relationships between Intagio and ITEX or any of ITEX’s affiliates, directors or officers, or any associate of ITEX’s directors or officers, except as follows. On July 29, 2005, ITEX acquired BXI Exchange, Inc., a Delaware corporation (“BXI”), by merging BXI with and into ITEX’s wholly-owned subsidiary, BXI Acquisition Sub, Inc., a Delaware corporation. As a result of this transaction, BXI became a wholly-owned direct subsidiary of ITEX operating under the name “BXI Exchange, Inc.” The acquisition was consummated pursuant to the terms of the Agreement of Merger, dated June 30, 2005 (the “Merger Agreement”), by and among BXI, ITEX, BXI Acquisition Sub, Inc., and Intagio (individually as principal shareholder of BXI and as the BXI stockholders’ representative). The BXI acquisition costs payable to Intagio were retired in full in fiscal 2006, with the exception of certain earnout payments which pursuant to the terms of the Merger Agreement continue to be payable until the end of fiscal 2008. The remaining earnout payments, not to exceed $150,000, are payable to Intagio if and to the extent ITEX and its subsidiaries (including BXI) achieve certain revenue targets.

The foregoing description of the Asset Purchase Agreement and the transactions contemplated therein does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, the form of Senior Subordinated Secured Promissory Note and Security Agreement, which were filed as Exhibits 2.1, 10.1 and 10.2, respectively, to our Current Report on Form 8-K filed on July 30, 2007, and are incorporated herein by reference. The Asset Purchase Agreement was filed to provide investors and security holders with information regarding its terms.  It is not intended to provide any other factual information about ITEX.  The Asset Purchase Agreement contains representations and warranties the parties thereto made to and solely for the benefit of each other. Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of the Asset Purchase Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Asset Purchase Agreement, which subsequent information may or may not be fully reflected in ITEX’s public disclosures.

        The press release announcing the completion of the asset purchase, dated August 1, 2007, is attached hereto as Exhibit 99.1.

Information regarding our Revolving Credit Agreement with U.S. Bank and Promissory Note to Intagio is included under Item 2.03 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation

        The information provided under Item 1.01 of this report related to the entry into a material definitive agreement is incorporated herein by reference.

        On August 1, 2007, in order to partially fund the acquisition of the Purchased Assets, ITEX borrowed $300,000 under its Revolving Credit Agreement with U.S. Bank. There was no outstanding balance under the Revolving Credit Agreement as of July 31, 2007. The $1,000,000 line of credit facility with U.S. Bank has a maturity date of November 30, 2007. The obligations of ITEX under the Revolving Credit Agreement are secured by security interests in the accounts receivable, general intangibles, contract rights, investment property and deposit accounts of ITEX, and may be prepaid at any time.  The Revolving Credit Agreement has events of default and other provisions that are customary for a loan of this type, including nonpayment, default on other obligations, bankruptcy and material adverse changes in the business, properties or financial condition of ITEX, which if they occur may cause all outstanding obligations under the Revolving Credit Agreement to be accelerated and become immediately due and payable.  The foregoing summary of the Revolving Credit Agreement is qualified in its entirety by the terms and provisions of the Revolving Credit Agreement, as amended. Copies of the Revolving Credit Agreement, Note, and Business Security Agreement with U.S. Bank were filed with our quarterly report on Form 10-QSB for the quarter ended January 31, 2005, filed with the Commission on March 3, 2005, as amended in our Form 8-K of November 20, 2006, filed on November 24, 2006.

        On August 1, 2007, pursuant to the Asset Purchase Agreement the Company issued an 8.0% subordinated secured promissory note (“Note”) to Intagio in the aggregate principal amount of $1,136,961.24 due August 31, 2010. The Note is a secured obligation of ITEX and ranks senior to all of ITEX’s other obligations, except that the Note is subordinated to the U.S. Bank debt.  Principal and interest on the Note is payable in 24 equal monthly installments of $52,500 (or such lesser amount as is then outstanding under the Note), payable on the last day of each calendar month commencing on August 31, 2007.  ITEX’s obligation under the Note is not guaranteed by any third party.

        Certain events are considered “Events of Default,” which may result in the accelerated maturity of the Note, including (i) a default in any interest or principal payment; (ii) a default in the payment of any principal of or premium or interest on any debt which is outstanding in a principal amount of at least $25,000 in the aggregate; (iii) final judgments against ITEX aggregating in excess of $25,000; (iv) breach of any material covenant in the Asset Purchase Agreement, the Security Agreement, or the Note; (v)  a breach of any representation or warranty in the Asset Purchase Agreement; or (vi) insolvency or the entry by a court of certain orders or decrees under any bankruptcy law.  Upon occurrence of one of these events, subject to certain exceptions, Intagio may declare the principal of and accrued interest on the Note to be immediately due and payable.

        The description of the Note is qualified in its entirety by reference to the copy of the Form of Note filed as Exhibit 10.1 to our Current Report on Form 8-K filed on July 30, 2007, which is incorporated by reference.

Item 8.01	Other Events

Effective as of August 1, 2007, ITEX sold the non-exclusive right and license to utilize and manage certain of the Purchased Assets to one of its franchisees, NYTO Trade Incorporated, managed by John Castoro, President. The license related to certain New York and New Jersey member accounts recently acquired from Intagio. The purchase price was $200,000, financed by ITEX in accordance with the terms of an existing Loan Agreement and Secured Promissory Note with NYTO Trade Incorporated.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

The financial statements of the acquired business required to be filed pursuant to Item 9.01(a) of Form 8-K were not available at the time of filing this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 71 days after the date this Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

The pro forma financial information required to be filed pursuant to Item 9.01(b) of Form 8-K was not available at the time of filing of this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 71 days after the date this Form 8-K is required to be filed.

(c)	Exhibits.

Exhibit No.	Description

2.1	Asset Purchase Agreement dated as of July 25, 2007, between ITEX Corporation and The Intagio Group, Inc. (1)

10.1	Form of Senior Subordinated Secured Promissory Note of ITEX Corporation to The Intagio Group, Inc. (1)

10.2	Security Agreement (1)

99.1	Press release dated August 1, 2007, announcing the completion of the asset purchase

(1) Incorporated by reference to our Current Report on Form 8-K, as filed on July 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITEX Corporation (Registrant)

Date: August 1, 2007	By:	/s/ Steven White
Steven White
Chief Executive Officer